UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 14, 2004


                                CKF Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                         No. 0-25180              61-1267810
 ------------------------------------ -----------------------    ---------------
(State or Other Jurisdiction          Commission File Number    (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                 340 West Main Street, Danville, Kentucky 40422
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (859) 236-4181
                                                            -------------








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Item 7.  Financial Statements, Pro Forma and Exhibits
-----------------------------------------------------

          (a)  Not applicable.


          (b)  Not applicable.


          (c)  The following exhibit is filed herewith:

               Exhibit 99           Press Release dated July 14, 2004


Item 12.  Results of Operations and Financial Condition
-------------------------------------------------------

         On July 14, 2004, CKF Bancorp, Inc. announced its unaudited financial results for the three months ended June 30, 2004. For more information, reference is made to the Company's press release dated, July 14, 2004, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CKF BANCORP, INC.



                               By:     /s/ John H. Stigall
                                    --------------------------------------------
                                       John H. Stigall
                                       President and Chief Executive Officer
                                       (Duly Authorized Representative)


Dated:  July 14, 2004